CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT


I, Charles W. Filson, President of Trust for Credit Unions (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    APRIL 25, 2008                       /S/ CHARLES W. FILSON
    ------------------------                  ---------------------------------
                                              Charles W. Filson, President
                                              (principal executive officer)

I, Jay Johnson, Treasurer of Trust for Credit Unions (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    APRIL 25, 2008                       /S/ JAY JOHNSON
    ------------------------                  ---------------------------------
                                              Jay Johnson, Treasurer
                                              (principal financial officer)